                             JANUS INVESTMENT FUND
                                  Janus Fund 2

                       Supplement Dated December 13, 2002
                     To Prospectus Dated February 25, 2002

On December 10, 2002, the Trustees of Janus Investment Fund approved a reorganization transaction in which Janus Fund 2 will transfer its assets and liabilities to Janus Fund in exchange for shares of Janus Fund. Shareholders of Janus Fund 2 will receive shares of Janus Fund, a series of Janus Investment Fund, equal in value to their then current holdings in Janus Fund 2 as of the effective date of the transaction. The transaction is expected to be effective on or about February 28, 2003.

Effective December 13, 2002, Janus Fund 2 will be closed to new investors.